                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-6698

                       SCUDDER EQUITY 500 INDEX PORTFOLIO
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder S&P 500 Index Fund

Annual Report to Shareholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Scudder S&P 500 Index Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Scudder Equity 500 Index Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. While the fund seeks to closely track the characteristics and performance of the S&P 500 index, important differences between the two exist. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. As with most other mutual funds, this Scudder fund has fees and expenses.

The S&P 500 Index and the fund include stocks from many industries. Index and fund composition change periodically as companies are added or dropped, and prices of stocks in the index fluctuate. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for periods prior to its inception on September 11, 2000, are derived from historical performance of Class S shares of the Scudder S&P 500 Index Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 12/31/04
Scudder S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	10.37%	3.15%	-2.73%	5.26%
Class AARP	10.37%	3.15%	-2.72%	5.26%
S&P 500 Index+	10.88%	3.59%	-2.30%	5.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 1997. Index comparisons begin August 31, 1997.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/04	$ 16.07	$ 16.07
12/31/03	$ 14.79	$ 14.79
Distribution Information: Twelve Months: Income Dividends as of 12/31/04	$ .24	$ .24

Class S Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	74	of	174	43
3-Year	59	of	156	37
5-Year	53	of	117	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/04
Scudder S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,037	$10,976	$8,709	$14,571
	Average annual total return	10.37%	3.15%	-2.73%	5.26%
Class AARP	Growth of $10,000	$11,037	$10,977	$8,710	$14,572
	Average annual total return	10.37%	3.15%	-2.72%	5.26%
S&P 500 Index+	Growth of $10,000	$11,088	$11,115	$8,902	$15,034
	Average annual total return	10.88%	3.59%	-2.30%	5.72%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 29, 1997. Index comparisons begin August 31, 1997.

+ The Standard & Poor's Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Fund Return	Class AARP	Class S
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,069,60	$ 1,069.60
Expenses Paid per $1,000*	$ 2.29	$ 2.46
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.99	$ 1,022.83
Expenses Paid per $1,000*	$ 2.24	$ 2.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder S&P 500 Index Fund	.44%	.47%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder S&P 500 Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Equity 500 Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2004, NTI had approximately $274 billion of assets under management.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

In the following interview, the portfolio management team discusses Scudder S&P 500 Index Fund's market environment and performance during the 12-month period ended December 31, 2004.

Q:  How did Scudder S&P 500 Index Fund perform over the annual period?

A:  Scudder S&P 500 Index Fund tracked its benchmark, the Standard & Poor's 500 Index,1 for the 12 months ended December 31, 2004. The fund produced a total return of 10.37% (Class S shares) for the annual period, compared with 10.88% for the benchmark. (Past performance is no guarantee of future results. Please see pages 3 through 4 for the performance of other share classes and for more complete performance information.) The fund outperformed the Lipper S&P 500 Index Objective Funds category average annual return of 10.21%.2

Q:  What were the primary factors affecting the market during the past 12 months?

A:  In 2004, the US economy continued its now 13-quarter economic expansion. Equity prices, which reached their low point in October 2002, have recovered over the past nine quarters. Economic growth shifted from being driven by consumer spending to being propelled by businesses and business investment. Corporate executives remain cautiously optimistic: Inflation is still relatively under control (with the Consumer Price Index running at approximately 2.3%), and the Federal Reserve Board (the Fed) is expected to continue its "measured pace" policy of interest rate increases.3 On a trade-weighted basis, the dollar continues to decline, so the willingness of those abroad to own US assets remains resilient, as return on capital and profitability within the United States is superior to Europe's and Japan's. In other words, foreign investors get more for their money in the United States.

3 The seven-member Board of Governors that oversees Federal Reserve Banks establishes monetary policy (interest rates, credit, etc.) and monitors the economic health of the country.

4 According to the Bureau of Labor Statistics, monthly averages of 181,000 new jobs were added in 2004.

The year 2004 began with some positive economic momentum from the previous year. During the first quarter, gross domestic product (the total value of all final goods and services produced in a country in a given year) was a healthy 4%, but for investors, the one missing piece of the puzzle was significant job growth (a leading indicator of the health of the US economy). According to the government's nonfarm payroll reports, only 50,000 new jobs were created in the first quarter — far below earlier estimates. As the Fed pondered this meager statistic, it seemed ready to hold interest rates steady for all of 2004.4

As we moved into the second quarter, however, the rate of job growth picked up substantially. The early April nonfarm payroll report indicating that 300,000 jobs had been added was what investors needed in order to feel that the economy was in full recovery, and the Federal Reserve began a series of short-term interest rate increases. Mixed in with relief that job growth had finally materialized was anxiety that Fed action would be prolonged. The Fed raised short-term interest rates by 25 basis points in June and at each of its four remaining meetings through the end of the year. In the second half of the year, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. Job growth continued at a steady pace, and oil prices began to recede by year-end.

Consumer spending was steady throughout 2004, though disappointing earnings results persisted in business sectors such as retail, airlines and major drug manufacturers. Home sales and the appreciation of residential real estate equity continued strong, as seen by substantial price gains throughout the year. And job growth remained at a sufficient pace to pick up some of the resource slack in the labor market. As we moved into the fourth quarter, inflationary pressures began to take hold, and concern over depreciation of the US dollar emerged as a factor. However, a decisive conclusion to a tight presidential contest relieved a lot of the uncertainty that investors had felt going into the fourth quarter. It's our opinion that the market, while not necessarily indicating a preference for either candidate beforehand, seemed relieved that it would not have to adjust to the policies of a new administration at a time when the economy was vulnerable. At the end of December, we saw renewed confidence among investors that the economy was on a firm footing.

After marking time for much of 2004, the stock market ended the year with a strong finishing kick, securing a second consecutive year of gains for stocks. The fourth quarter served as a classic example of how stock market gains historically have tended to come in brief, intense bursts. If you subtract the results of the final three months, the S&P 500 Index would have been up a mere 1.51% for the year.

Much of the gain for 2004 can be credited to better- than-expected earnings, as 63% of the S&P 500 Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations. Also driving results was a positive change in market psychology. Early in the year, stock market investors were notably fretful about several issues: the war on terrorism, rising oil prices, rising short-term interest rates, uncertainty about the outcome of the Bush-Kerry presidential race and mixed economic signals, among other issues. In the fourth quarter, however, oil prices stabilized, the election was resolved, it became evident that the Federal Reserve would raise rates at a moderate pace, and economic news turned more favorable. As a result, bearishness gradually morphed into bullishness, and money increasingly flowed into stocks. An additional one-time event that benefited performance was Microsoft Corporation's declaration of a $3.00 per share special dividend, which was paid out in December 2004.

Q:  Which areas within the S&P 500 Index were the best and worst performers?

A:  The S&P 500 Index concluded 2004 with a 10.88% return, which included a strong fourth quarter finish of 9.23%. Value stocks outpaced growth stocks both during the fourth quarter and year. During the fourth quarter, the S&P 500 Barra Value Index rose 9.93% versus 8.51% for the S&P 500 Barra Growth Index.5 For the year, value stocks (+15.71%) outperformed growth stocks (+6.13%) by 958 basis points. The small- and mid-cap segments continued their buoyant pace during the fourth quarter with the S&P MidCap 400 Index up 12.16% and the S&P SmallCap 600 Index increasing by 13.00%.6 For the year, the performance differential across capitalization segments was even more pronounced: The S&P MidCap 400 Index increased by 16.48%, while the S&P SmallCap 600 Index increased by 22.65%.

5 S&P 500 Barra Value Index is an unmanaged, capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The S&P 500 Barra Growth Index is an unmanaged, capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

6 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.

Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

All S&P 500 Index sectors generated positive results for the year with the energy sector increasing the sharpest at 31.54%. Other strong-performing sectors for the year included utilities, telecomm services and industrials, which advanced by 24.28%, 19.85% and 18.03%, respectively. Information technology and health care dampened the index's return advancing by only 2.54% and 1.67% for the year.

Q:  Any final thoughts for investors?

A:  Recent economic indicators point to both the manufacturing and nonmanufacturing indices easing from their high rates of expansion to more sustainable rates. In addition, US job growth continued at a moderate pace in December (157,000 new jobs), as the unemployment rate remained steady at 5.4%. And even though high energy costs and commodity inflation continued to have a braking effect on both consumer spending and earnings growth of companies, it would appear that US economic growth will continue at a moderate pace. While underlying income and spending trends have remained positive for the US consumer, some recent structural and directional changes, such as a low household savings rate, growing consumer spending debt levels and high fuel costs could constrain economic progress if job creation does not continue at a significantly strong pace.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation	12/31/04	12/31/03

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Financials	21%	21%
Information Technology	16%	18%
Health Care	13%	13%
Consumer Discretionary	12%	11%
Industrials	12%	11%
Consumer Staples	10%	11%
Energy	7%	6%
Telecommunication Services	3%	3%
Materials	3%	3%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (21.2% of Portfolio)
1. General Electric Co. Industrial conglomerate	3.4%
2. ExxonMobil Corp. Explorer and producer of oil and gas	2.9%
3. Microsoft Corp. Developer of computer software	2.6%
4. Citigroup, Inc. Provider of diversified financial services	2.2%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.0%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.8%
7. Bank of America Corp. Provider of commercial banking services	1.7%
8. Johnson & Johnson Provider of health care products	1.7%
9. American International Group, Inc. Provider of insurance services	1.5%
10. International Business Machines Corp. Designer, manufacturer and seller of computer components and related products	1.4%

Holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investment in Scudder Equity 500 Index Portfolio, at value	$ 713,311,268
Receivable for Fund shares sold	489,944
Other assets	44,141
Total assets	713,845,353
Liabilities
Payable for Fund shares redeemed	5,304,022
Accrued expenses and payables	654,617
Total liabilities	5,958,639
Net assets, at value	$ 707,886,714
Net Assets
Net assets consist of: Undistributed net investment income	165,123
Net unrealized appreciation (depreciation) on investments	(16,820,171)
Accumulated net realized gain (loss)	(326,407,470)
Paid-in capital	1,050,949,232
Net assets, at value	$ 707,886,714
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($393,880,427 ÷ 24,511,525 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.07
Class S Net Asset Value, offering and redemption price per share ($314,006,287 ÷ 19,542,889 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income and expenses allocated from Scudder Equity 500 Index Portfolio: Dividends	14,015,666
Interest	62,499
Expenses*	(356,641)
Total Income	13,721,524
Expenses: Administrative services fee	696,518
Administrative fee	448,966
Shareholder servicing fee	1,425,822
Custodian fee	7,310
Auditing	23,305
Legal	16,751
Reports to shareholders	88,888
Registration fees	10,855
Trustees' fees and expenses	27,058
Other	7,357
Total expenses	2,752,830
Net investment income (loss)	10,968,694
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(18,303,338)
Net unrealized appreciation (depreciation) during the period on investments	75,109,871
Net gain (loss) on investment transactions	56,806,533
Net increase (decrease) in net assets resulting from operations	$ 67,775,227

* For the year ended December 31, 2004, the Scudder Equity 500 Index Portfolio reimbursed fees in the amount of $239,911, which was allocated to the feeder funds on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 10,968,694	$ 8,391,995
Net realized gain (loss) on investment transactions	(18,303,338)	(14,005,761)
Net unrealized appreciation (depreciation) during the period on investment transactions	75,109,871	158,387,131
Net increase (decrease) in net assets resulting from operations	67,775,227	152,773,365
Distributions to shareholders from: Net investment income: Class AARP	(6,015,028)	(4,646,470)
Class S	(4,870,874)	(3,818,178)
Fund share transactions: Proceeds from shares sold	122,412,370	129,591,172
Reinvestment of distributions	10,433,014	8,115,326
Cost of shares redeemed	(184,182,805)	(128,517,532)
Net increase (decrease) in net assets from Fund share transactions	(51,337,421)	9,188,966
Increase (decrease) in net assets	5,551,904	153,497,683
Net assets at beginning of period	702,334,810	548,837,127
Net assets at end of period (icluding undistributed net investment income of $165,123 and $158,673, respectively)	$ 707,886,714	$ 702,334,810

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.79	$ 11.71	$ 15.28	$ 17.60	$ 19.95
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.18	.16	.15	.05
Net realized and unrealized gain (loss) on investment transactions	1.28	3.08	(3.56)	(2.32)	(2.33)
Total from investment operations	1.52	3.26	(3.40)	(2.17)	(2.28)
Less distributions from: Net investment income	(.24)	(.18)	(.17)	(.15)	(.07)
Net asset value, end of period	$ 16.07	$ 14.79	$ 11.71	$ 15.28	$ 17.60
Total Return (%)	10.37[e]	28.04	(22.33)	(12.32)	(11.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	394	384	312	471	652
Ratio of expenses, including expenses allocated from Scudder Equity 500 Index Portfolio (%)[c]	.44	.40	.40	.40	.39d*
Ratio of net investment income (loss) (%)	1.58	1.39	1.21	.95	.86*

[a] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to December 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Includes expenses allocated from the Scudder Equity 500 Index Portfolio.

[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses in fiscal 2000. The ratio without this reduction is .40%.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.79	$ 11.71	$ 15.28	$ 17.60	$ 19.60
Income (loss) from investment operations: Net investment income (loss)[a]	.24	.18	.16	.15	.16
Net realized and unrealized gain (loss) on investment transactions	1.28	3.08	(3.56)	(2.32)	(2.01)
Total from investment operations	1.52	3.26	(3.40)	(2.17)	(1.85)
Less distributions from: Net investment income	(.24)	(.18)	(.17)	(.15)	(.15)
Net asset value, end of period	$ 16.07	$ 14.79	$ 11.71	$ 15.28	$ 17.60
Total Return (%)	10.37[b]	28.04	(22.33)	(12.32)	(9.50)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	314	318	237	390	368
Ratio of expenses before expense reductions, including expenses allocated from Scudder Equity 500 Index Portfolio (%)[c]	.45	.40	.40	.40	.51[d]
Ratio of expenses after expense reductions, including expenses allocated from Scudder Equity 500 Index Portfolio (%)[c]	.45	.40	.40	.40	.40[d]
Ratio of net investment income (%)	1.57	1.39	1.22	.95	.84

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes expenses allocated from the Scudder Equity 500 Index Portfolio.

[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .52% and .40%, respectively.

Notes to Financial Statements

Scudder S&P 500 Index Fund

A. Significant Accounting Policies

Scudder S&P 500 Index Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder Equity 500 Index Portfolio (the "Portfolio"), a diversified open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Prospectus and Statement of Additional Information. On December 31, 2004, the Fund owned approximately 22% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $325,837,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006 ($3,502,000), December 31, 2007 ($51,000), December 31, 2009 ($159,908,000), December 31, 2010 ($113,678,000), December 31, 2011 ($27,128,000) and December 31, 2012 ($21,570,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2004 through December 31, 2004, the Fund incurred approximately $527,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 165,123
Capital loss carryforwards	$ (325,837,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2004	2003
Distributions from ordinary income*	$ 10,885,902	$ 8,464,648

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a Fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and is a wholly owned subsidiary of Deutsche Bank AG.

Administrative Services Agreement. The Fund also has an Administrative Services Agreement with the Advisor, under which the Advisor provides shareholder and administrative services to the Fund. The Advisor receives a fee (the "Administrative Services Fee") of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. Accordingly, for the year ended December 31, 2004, the amount imposed aggregated $696,518, of which $61,466 is unpaid.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by each class of the Advisor under its Administrative Services Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets for Class AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of expenses formerly covered under the Administrative Agreement.

For the period January 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class AARP	$ 244,229
Class S	204,737
$ 448,966

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.50% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses).

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $247 and $200, respectively.

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the year ended December 31, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2004
Class AARP	$ 683,191	$ 238,125
Class S	588,612	203,476
	$ 1,271,803	$ 441,601

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	2,389,540	$ 36,025,741	3,454,450	$ 44,704,099
Class S	5,732,114	86,386,629	6,729,434	84,887,073
		$ 122,412,370		$ 129,591,172
Shares issued to shareholders in reinvestment of distributions
Class AARP	372,676	$ 5,675,883	332,853	$ 4,395,230
Class S	312,510	4,757,131	281,502	3,720,096
		$ 10,433,014		$ 8,115,326
Shares redeemed
Class AARP	(4,217,691)	$ (63,537,620)	(4,440,179)	$ (55,826,943)
Class S	(8,021,423)	(120,645,185)	(5,754,982)	(72,690,589)
		$ (184,182,805)		$ (128,517,532)
Net increase (decrease)
Class AARP	(1,455,475)	$ (21,835,996)	(652,876)	$ (6,727,614)
Class S	(1,976,799)	(29,501,425)	1,255,954	15,916,580
		$ (51,337,421)		$ 9,188,966

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and the Shareholders of Scudder S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder S&P 500 Index Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $15,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

(The following financial statements of the Scudder Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 99.4%
Consumer Discretionary 11.8%
Auto Components 0.2%
Cooper Tire & Rubber Co.	21,902	471,988
Dana Corp.	43,681	756,992
Delphi Corp.	164,246	1,481,499
Goodyear Tire & Rubber Co.*	51,296	751,999
Johnson Controls, Inc.	54,864	3,480,572
Visteon Corp.	36,331	354,954
		7,298,004
Automobiles 0.6%
Ford Motor Co.	528,085	7,731,165
General Motors Corp.	162,971	6,528,618
Harley-Davidson, Inc.	85,151	5,172,923
		19,432,706
Distributors 0.1%
Genuine Parts Co.	50,278	2,215,249
Hotels Restaurants & Leisure 1.6%
Carnival Corp.	182,697	10,528,828
Darden Restaurants, Inc.	45,480	1,261,615
Harrah's Entertainment, Inc.	32,818	2,195,196
Hilton Hotels Corp.	111,939	2,545,493
International Game Technology	99,264	3,412,696
Marriott International, Inc. "A"	64,432	4,057,927
McDonald's Corp.	362,556	11,623,545
Starbucks Corp.*	114,654	7,149,824
Starwood Hotels & Resorts Worldwide, Inc.	60,012	3,504,701
Wendy's International, Inc.	33,280	1,306,573
YUM! Brands, Inc.	84,491	3,986,286
		51,572,684
Household Durables 0.5%
Black & Decker Corp.	23,452	2,071,515
Centex Corp.	36,204	2,157,034
Fortune Brands, Inc.	41,554	3,207,138
KB Home	13,636	1,423,598
Leggett & Platt, Inc.	54,966	1,562,683
Maytag Corp.	23,139	488,233
Newell Rubbermaid, Inc.	80,450	1,946,086
Pulte Homes, Inc.	36,578	2,333,676
Snap-on, Inc.	16,932	581,784
The Stanley Works	23,953	1,173,458
Whirlpool Corp.	19,434	1,345,027
		18,290,232
Internet & Catalog Retail 0.7%
eBay, Inc.*	190,816	22,188,085
Leisure Equipment & Products 0.2%
Brunswick Corp.	27,730	1,372,635
Eastman Kodak Co.	82,731	2,668,074
Hasbro, Inc.	51,702	1,001,985
Mattel, Inc.	120,814	2,354,665
		7,397,359
Media 3.9%
Clear Channel Communications, Inc.	165,163	5,531,309
Comcast Corp. "A"*	639,327	21,276,803
Dow Jones & Co., Inc.	23,922	1,030,081
Gannett Co., Inc.	73,469	6,002,417
Interpublic Group of Companies, Inc.*	123,595	1,656,173
Knight-Ridder, Inc.	22,282	1,491,557
McGraw-Hill Companies, Inc.	54,837	5,019,779
Meredith Corp.	14,638	793,380
New York Times Co. "A"	42,373	1,728,818
News Corp. "A"	737,400	13,759,884
Omnicom Group, Inc.	53,668	4,525,286
Time Warner, Inc.*	1,319,612	25,653,257
Tribune Co.	91,797	3,868,326
Univision Communications, Inc. "A"*	93,097	2,724,949
Viacom, Inc. "B"	491,009	17,867,817
Walt Disney Co.	588,440	16,358,632
		129,288,468
Multiline Retail 1.1%
Big Lots, Inc.*	33,796	409,945
Dillard's, Inc. "A"	24,468	657,455
Dollar General Corp.	94,736	1,967,667
Family Dollar Stores, Inc.	48,972	1,529,396
Federated Department Stores, Inc.	48,710	2,814,951
J.C. Penny Co., Inc.	82,275	3,406,185
Kohl's Corp.*	98,638	4,850,030
May Department Stores Co.	84,119	2,473,099
Nordstrom, Inc.	40,366	1,886,303
Sears, Roebuck & Co.	59,536	3,038,122
Target Corp.	257,891	13,392,280
		36,425,433
Specialty Retail 2.4%
AutoNation, Inc.*	76,200	1,463,802
AutoZone, Inc.*	23,008	2,100,860
Bed Bath & Beyond, Inc.*	86,766	3,455,890
Best Buy Co., Inc.	93,848	5,576,448
Circuit City Stores, Inc.	58,233	910,764
Home Depot, Inc.	632,399	27,028,733
Limited Brands	116,511	2,682,083
Lowe's Companies, Inc.	222,587	12,818,785
Office Depot, Inc.*	91,559	1,589,464
OfficeMax, Inc.	25,778	808,914
RadioShack Corp.	45,595	1,499,164
Sherwin-Williams Co.	40,705	1,816,664
Staples, Inc.	143,582	4,840,149
The Gap, Inc.	252,458	5,331,913
Tiffany & Co.	42,816	1,368,828
TJX Companies, Inc.	138,799	3,488,019
Toys "R" Us, Inc.*	62,661	1,282,671
		78,063,151
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	54,300	3,062,520
Jones Apparel Group, Inc.	35,160	1,285,801
Liz Claiborne, Inc.	31,506	1,329,868
NIKE, Inc. "B"	75,608	6,856,890
Reebok International Ltd.	17,471	768,724
VF Corp.	32,240	1,785,451
		15,089,254
Consumer Staples 10.4%
Beverages 2.2%
Adolph Coors Co. "B"	10,902	824,954
Anheuser-Busch Companies, Inc.	227,480	11,540,061
Brown-Forman Corp. "B"	35,578	1,731,937
Coca-Cola Co.	696,835	29,009,241
Coca-Cola Enterprises, Inc.	135,324	2,821,505
Pepsi Bottling Group, Inc.	71,962	1,945,853
PepsiCo, Inc.	485,150	25,324,830
		73,198,381
Food & Staples Retailing 3.2%
Albertsons, Inc.	106,089	2,533,405
Costco Wholesale Corp.	133,133	6,444,969
CVS Corp.	115,259	5,194,723
Kroger Co.*	213,263	3,740,633
Safeway, Inc.*	128,907	2,544,624
SUPERVALU, Inc.	38,602	1,332,541
Sysco Corp.	184,490	7,041,983
Wal-Mart Stores, Inc.	1,219,654	64,422,124
Walgreen Co.	294,278	11,291,447
		104,546,449
Food Products 1.3%
Archer-Daniels-Midland Co.	187,853	4,191,000
Campbell Soup Co.	118,409	3,539,245
ConAgra Foods, Inc.	148,152	4,363,076
General Mills, Inc.	104,950	5,217,065
H.J. Heinz Co.	100,854	3,932,298
Hershey Foods Corp.	71,060	3,946,672
Kellogg Co.	119,334	5,329,456
McCormick & Co, Inc.	40,100	1,547,860
Sara Lee Corp.	226,039	5,456,582
William Wrigley Jr. Co.	64,882	4,489,186
		42,012,440
Household Products 1.8%
Clorox Co.	43,732	2,577,127
Colgate-Palmolive Co.	153,268	7,841,191
Kimberly-Clark Corp.	140,407	9,240,184
Procter & Gamble Co.	730,588	40,240,787
		59,899,289
Personal Products 0.6%
Alberto-Culver Co. "B"	26,587	1,291,330
Avon Products, Inc.	136,470	5,281,389
Gillette Co.	285,906	12,802,871
		19,375,590
Tobacco 1.3%
Altria Group, Inc.	591,152	36,119,387
Reynolds American, Inc.	42,445	3,336,177
UST, Inc.	50,251	2,417,576
		41,873,140
Energy 7.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	96,273	4,107,969
BJ Services Co.	46,614	2,169,416
Halliburton Co.	127,360	4,997,606
Nabors Industries Ltd.*	42,919	2,201,316
Noble Corp.*	38,624	1,921,158
Rowan Companies, Inc.*	31,139	806,500
Schlumberger Ltd.	169,572	11,352,845
Transocean, Inc.*	92,600	3,925,314
		31,482,124
Oil & Gas 6.1%
Amerada Hess Corp.	26,655	2,195,839
Anadarko Petroleum Corp.	71,234	4,616,675
Apache Corp.	94,074	4,757,322
Ashland, Inc.	20,804	1,214,537
Burlington Resources, Inc.	112,712	4,902,972
ChevronTexaco Corp.	610,166	32,039,817
ConocoPhillips	198,745	17,257,028
Devon Energy Corp.	139,504	5,429,496
El Paso Corp.	187,998	1,955,179
EOG Resources, Inc.	34,000	2,426,240
ExxonMobil Corp.	1,857,968	95,239,440
Kerr-McGee Corp.	43,594	2,519,297
Kinder Morgan, Inc.	35,659	2,607,743
Marathon Oil Corp.	99,831	3,754,644
Occidental Petroleum Corp.	113,031	6,596,489
Sunoco, Inc.	21,086	1,722,937
Unocal Corp.	75,830	3,278,889
Valero Energy Corp.	74,500	3,382,300
Williams Companies, Inc.	160,323	2,611,662
XTO Energy, Inc.	75,000	2,653,500
		201,162,006
Financials 20.5%
Banks 6.5%
AmSouth Bancorp.	102,099	2,644,364
Bank of America Corp.	1,163,312	54,664,031
BB&T Corp.	159,118	6,690,912
Comerica, Inc.	49,457	3,017,866
Compass Bancshares, Inc.	25,800	1,255,686
Fifth Third Bancorp.	161,591	7,640,022
First Horizon National Corp.	35,691	1,538,639
Golden West Financial Corp.	88,156	5,414,541
Huntington Bancshares, Inc.	67,496	1,672,551
KeyCorp.	117,383	3,979,284
M&T Bank Corp.	33,400	3,601,856
Marshall & Ilsley Corp.	64,255	2,840,071
National City Corp.	191,323	7,184,178
North Fork Bancorp., Inc.	135,048	3,896,135
PNC Financial Services Group	81,461	4,679,120
Regions Financial Corp.	133,331	4,745,250
Sovereign Bancorp, Inc.	100,511	2,266,523
SunTrust Banks, Inc.	103,392	7,638,601
Synovus Financial Corp.	89,321	2,552,794
US Bancorp.	537,715	16,841,234
Wachovia Corp.	461,848	24,293,205
Washington Mutual, Inc.	251,761	10,644,455
Wells Fargo & Co.	487,278	30,284,328
Zions Bancorp.	26,256	1,786,196
		211,771,842
Capital Markets 2.8%
Bank of New York Co., Inc.	224,531	7,503,826
Bear Stearns Companies, Inc.	30,008	3,070,119
Charles Schwab Corp.	387,897	4,639,248
E*TRADE Financial Corp.*	109,300	1,634,035
Federated Investors, Inc. "B"	31,700	963,680
Franklin Resources, Inc.	71,971	5,012,780
Goldman Sachs Group, Inc.	139,669	14,531,163
Janus Capital Group, Inc.	68,079	1,144,408
Lehman Brothers Holdings, Inc.	77,622	6,790,373
Mellon Financial Corp.	122,401	3,807,895
Merrill Lynch & Co., Inc.	268,204	16,030,553
Morgan Stanley	315,264	17,503,457
Northern Trust Corp.	65,105	3,162,801
State Street Corp.	96,034	4,717,190
T. Rowe Price Group, Inc.	36,676	2,281,247
		92,792,775
Consumer Finance 1.4%
American Express Co.	361,443	20,374,542
Capital One Financial Corp.	69,658	5,865,900
MBNA Corp.	368,705	10,393,794
Providian Financial Corp.*	85,689	1,411,298
SLM Corp.	123,765	6,607,813
		44,653,347
Diversified Financial Services 5.1%
CIT Group, Inc.	60,800	2,785,856
Citigroup, Inc.	1,494,960	72,027,173
Countrywide Financial Corp.	162,444	6,012,052
Fannie Mae	278,728	19,848,221
Freddie Mac	198,231	14,609,625
JPMorgan Chase & Co.	1,032,113	40,262,728
MGIC Investment Corp.	27,863	1,920,039
Moody's Corp.	42,700	3,708,495
Principal Financial Group, Inc.	88,419	3,619,874
		164,794,063
Insurance 4.2%
ACE Ltd.	82,028	3,506,697
AFLAC, Inc.	146,344	5,830,345
Allstate Corp.	197,570	10,218,320
Ambac Financial Group, Inc.	31,334	2,573,462
American International Group, Inc.	750,148	49,262,219
Aon Corp.	92,087	2,197,196
Chubb Corp.	55,079	4,235,575
Cincinnati Financial Corp.	48,604	2,151,213
Hartford Financial Services Group, Inc.	84,646	5,866,814
Jefferson-Pilot Corp.	39,288	2,041,405
Lincoln National Corp.	50,278	2,346,977
Loews Corp.	53,562	3,765,409
Marsh & McLennan Companies, Inc.	150,232	4,942,633
MBIA, Inc.	40,546	2,565,751
MetLife, Inc.	214,311	8,681,739
Progressive Corp.	57,747	4,899,256
Prudential Financial, Inc.	147,716	8,118,471
Safeco Corp.	36,289	1,895,737
St. Paul Travelers Companies, Inc.	192,975	7,153,583
Torchmark Corp.	31,110	1,777,625
UnumProvident Corp.	86,494	1,551,702
XL Capital Ltd. "A"	39,932	3,100,720
		138,682,849
Real Estate 0.5%
Apartment Investment & Management Co. "A" (REIT)	27,700	1,067,558
Archstone-Smith Trust (REIT)	48,200	1,846,060
Equity Office Properties Trust (REIT)	120,111	3,497,632
Equity Residential (REIT)	80,960	2,929,133
Plum Creek Timber Co., Inc. (REIT)	53,624	2,061,307
ProLogis (REIT)	53,200	2,305,156
Simon Property Group, Inc. (REIT)	63,834	4,128,145
		17,834,991
Health Care 12.6%
Biotechnology 1.3%
Amgen, Inc.*	365,324	23,435,535
Applera Corp. — Applied Biosystems Group	56,435	1,180,056
Biogen Idec, Inc.*	96,071	6,399,289
Chiron Corp.*	53,827	1,794,054
Genzyme Corp.*	65,840	3,823,329
Gilead Sciences, Inc.*	124,260	4,347,857
MedImmune, Inc.*	72,637	1,969,189
		42,949,309
Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	15,601	1,005,641
Baxter International, Inc.	177,398	6,127,327
Becton, Dickinson & Co.	72,292	4,106,186
Biomet, Inc.	73,275	3,179,402
Boston Scientific Corp.*	243,106	8,642,418
C.R. Bard, Inc.	30,094	1,925,414
Fisher Scientific International, Inc.*	33,600	2,095,968
Guidant Corp.	90,782	6,545,382
Hospira, Inc.*	45,722	1,531,687
Medtronic, Inc.	348,099	17,290,077
Millipore Corp.*	14,381	716,318
PerkinElmer, Inc.	37,463	842,543
St. Jude Medical, Inc.*	102,126	4,282,143
Stryker Corp.	115,748	5,584,841
Thermo Electron Corp.*	46,028	1,389,585
Waters Corp.*	34,105	1,595,773
Zimmer Holdings, Inc.*	70,708	5,665,125
		72,525,830
Health Care Providers & Services 2.2%
Aetna, Inc.	42,549	5,307,988
AmerisourceBergen Corp.	30,224	1,773,544
Cardinal Health, Inc.	124,168	7,220,369
Caremark Rx, Inc.*	130,900	5,161,387
CIGNA Corp.	38,625	3,150,641
Express Scripts, Inc.*	21,900	1,674,036
HCA, Inc.	121,185	4,842,553
Health Management Associates, Inc. "A"	71,233	1,618,414
Humana, Inc.*	46,051	1,367,254
IMS Health, Inc.	66,806	1,550,567
Laboratory Corp. of America Holdings*	39,800	1,982,836
Manor Care, Inc.	24,909	882,526
McKesson Corp.	84,715	2,665,134
Medco Health Solutions, Inc.*	78,488	3,265,101
Quest Diagnostics, Inc.	29,451	2,814,043
Tenet Healthcare Corp.*	136,448	1,498,199
UnitedHealth Group, Inc.	188,212	16,568,302
WellPoint, Inc.*	85,008	9,775,920
		73,118,814
Pharmaceuticals 6.9%
Abbott Laboratories	448,522	20,923,551
Allergan, Inc.	38,039	3,083,822
Bristol-Myers Squibb Co.	561,336	14,381,428
Eli Lilly & Co.	326,247	18,514,517
Forest Laboratories, Inc.*	106,081	4,758,794
Johnson & Johnson	854,701	54,205,137
King Pharmaceuticals, Inc.*	71,275	883,810
Merck & Co., Inc.	638,606	20,524,797
Mylan Laboratories, Inc.	79,000	1,396,720
Pfizer, Inc.	2,168,893	58,321,533
Schering-Plough Corp.	424,952	8,872,998
Watson Pharmaceuticals, Inc.*	32,107	1,053,431
Wyeth	384,909	16,393,274
		223,313,812
Industrials 11.7%
Aerospace & Defense 2.0%
Boeing Co.	242,220	12,539,730
General Dynamics Corp.	57,730	6,038,558
Goodrich Corp.	34,738	1,133,848
Honeywell International, Inc.	248,068	8,784,088
L-3 Communications Holdings, Inc.	31,200	2,285,088
Lockheed Martin Corp.	127,526	7,084,069
Northrop Grumman Corp.	103,450	5,623,542
Raytheon Co.	130,123	5,052,676
Rockwell Collins, Inc.	51,044	2,013,176
United Technologies Corp.	147,120	15,204,852
		65,759,627
Air Freight & Logistics 1.1%
FedEx Corp.	86,701	8,539,182
Ryder System, Inc.	19,090	911,929
United Parcel Service, Inc. "B"	322,770	27,583,924
		37,035,035
Airlines 0.1%
Delta Air Lines, Inc.*	36,718	274,651
Southwest Airlines Co.	224,491	3,654,713
		3,929,364
Building Products 0.2%
American Standard Companies, Inc.*	61,752	2,551,592
Masco Corp.	125,005	4,566,433
		7,118,025
Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	93,146	864,395
Apollo Group, Inc. "A"*	53,383	4,308,542
Avery Dennison Corp.	32,331	1,938,890
Cendant Corp.	303,173	7,088,185
Cintas Corp.	50,066	2,195,895
Equifax, Inc.	40,009	1,124,253
H&R Block, Inc.	47,591	2,331,959
Monster Worldwide, Inc.*	34,689	1,166,938
Pitney Bowes, Inc.	66,685	3,086,182
R.R. Donnelley & Sons Co.	64,121	2,262,830
Robert Half International, Inc.	50,475	1,485,479
Waste Management, Inc.	164,740	4,932,315
		32,785,863
Construction & Engineering 0.0%
Fluor Corp.	24,404	1,330,262
Electrical Equipment 0.5%
American Power Conversion Corp.	55,097	1,179,076
Cooper Industries, Inc. "A"	26,401	1,792,364
Emerson Electric Co.	121,270	8,501,027
Power-One, Inc.*	24,527	218,781
Rockwell Automation, Inc.	53,256	2,638,834
		14,330,082
Industrial Conglomerates 4.7%
3M Co.	224,166	18,397,304
General Electric Co.	3,044,765	111,133,922
Textron, Inc.	39,627	2,924,473
Tyco International Ltd.	579,729	20,719,514
		153,175,213
Machinery 1.5%
Caterpillar, Inc.	98,234	9,578,797
Cummins, Inc.	12,923	1,082,818
Danaher Corp.	88,922	5,105,012
Deere & Co.	71,596	5,326,742
Dover Corp.	58,659	2,460,159
Eaton Corp.	43,754	3,166,039
Illinois Tool Works, Inc.	85,171	7,893,648
Ingersoll-Rand Co. "A"	50,027	4,017,168
ITT Industries, Inc.	26,646	2,250,255
Navistar International Corp.*	20,471	900,315
PACCAR, Inc.	50,085	4,030,841
Pall Corp.	36,610	1,059,860
Parker-Hannifin Corp.	34,468	2,610,606
		49,482,260
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	107,486	5,085,163
CSX Corp.	62,026	2,486,002
Norfolk Southern Corp.	113,644	4,112,776
Union Pacific Corp.	74,765	5,027,946
		16,711,887
Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	25,962	1,729,589
Information Technology 16.0%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	239,524	641,925
Andrew Corp.*	47,067	641,523
Avaya, Inc.*	140,955	2,424,426
CIENA Corp.*	145,489	485,933
Cisco Systems, Inc.*	1,896,364	36,599,825
Comverse Technologies, Inc.*	57,305	1,401,107
Corning, Inc.*	402,190	4,733,777
JDS Uniphase Corp.*	422,019	1,337,800
Lucent Technologies, Inc.*	1,243,695	4,676,293
Motorola, Inc.	689,096	11,852,451
QUALCOMM, Inc.	469,754	19,917,570
Scientific-Atlanta, Inc.	44,917	1,482,710
Tellabs, Inc.*	121,830	1,046,520
		87,241,860
Computers & Peripherals 3.9%
Apple Computer, Inc.*	113,539	7,311,912
Dell, Inc.*	715,447	30,148,936
EMC Corp.*	690,162	10,262,709
Gateway, Inc.*	109,125	655,841
Hewlett-Packard Co.	869,736	18,238,364
International Business Machines Corp.	479,420	47,261,224
Lexmark International, Inc. "A"*	37,357	3,175,345
NCR Corp.*	27,149	1,879,525
Network Appliance, Inc.*	103,209	3,428,603
QLogic Corp.*	27,400	1,006,402
Sun Microsystems, Inc.*	959,865	5,164,074
		128,532,935
Electronic Equipment & Instruments 0.4%
Agilent Technologies, Inc.*	140,141	3,377,398
Jabil Circuit, Inc.*	58,875	1,506,022
Molex, Inc.	54,286	1,628,580
Sanmina-SCI Corp.*	152,638	1,292,844
Solectron Corp.*	281,527	1,500,539
Symbol Technologies, Inc.	70,019	1,211,329
Tektronix, Inc.	26,810	809,930
		11,326,642
Internet Software & Services 0.5%
Yahoo!, Inc.*	400,922	15,106,741
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. "A"*	36,900	2,221,011
Automatic Data Processing, Inc.	167,737	7,439,136
Computer Sciences Corp.*	54,432	3,068,332
Convergys Corp.*	41,840	627,182
Electronic Data Systems Corp.	147,819	3,414,619
First Data Corp.	238,988	10,166,550
Fiserv, Inc.*	57,150	2,296,858
Paychex, Inc.	109,067	3,717,003
Sabre Holdings Corp.	39,046	865,259
SunGard Data Systems, Inc.*	83,208	2,357,283
Unisys Corp.*	97,984	997,477
		37,170,710
Office Electronics 0.1%
Xerox Corp.*	274,856	4,675,301
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.*	104,697	2,305,428
Altera Corp.*	107,243	2,219,930
Analog Devices, Inc.	108,268	3,997,255
Applied Materials, Inc.*	490,035	8,379,599
Applied Micro Circuits Corp.*	91,883	386,827
Broadcom Corp. "A"*	92,980	3,001,394
Freescale Semiconductor, Inc. "B"*	112,243	2,060,781
Intel Corp.	1,820,982	42,592,769
KLA-Tencor Corp.*	56,685	2,640,387
Linear Technology Corp.	88,706	3,438,245
LSI Logic Corp.*	112,455	616,253
Maxim Integrated Products, Inc.	93,743	3,973,766
Micron Technology, Inc.*	179,049	2,211,255
National Semiconductor Corp.*	103,166	1,851,830
Novellus Systems, Inc.*	40,282	1,123,465
NVIDIA Corp.*	48,399	1,140,280
PMC-Sierra, Inc.*	51,602	580,523
Teradyne, Inc.*	56,958	972,273
Texas Instruments, Inc.	497,648	12,252,094
Xilinx, Inc.	100,113	2,968,350
		98,712,704
Software 4.3%
Adobe Systems, Inc.	69,252	4,344,871
Autodesk, Inc.	65,448	2,483,752
BMC Software, Inc.*	63,869	1,187,963
Citrix Systems, Inc.*	48,814	1,197,407
Computer Associates International, Inc.	168,915	5,246,500
Compuware Corp.*	114,221	739,010
Electronic Arts, Inc.*	87,606	5,403,538
Intuit, Inc.*	53,933	2,373,591
Mercury Interactive Corp.*	24,379	1,110,463
Microsoft Corp.	3,130,985	83,628,609
Novell, Inc.*	108,282	730,904
Oracle Corp.*	1,477,029	20,264,838
Parametric Technology Corp.*	70,403	414,674
Siebel Systems, Inc.*	147,933	1,553,297
Symantec Corp.*	181,840	4,684,198
VERITAS Software Corp.*	121,568	3,470,766
		138,834,381
Materials 3.1%
Chemicals 1.7%
Air Products & Chemicals, Inc.	65,590	3,802,252
Dow Chemical Co.	271,091	13,421,715
E.I. du Pont de Nemours & Co.	286,052	14,030,851
Eastman Chemical Co.	22,786	1,315,436
Ecolab, Inc.	74,242	2,608,121
Engelhard Corp.	35,161	1,078,388
Great Lakes Chemical Corp.	14,871	423,675
Hercules, Inc.*	32,730	486,041
International Flavors & Fragrances, Inc.	27,616	1,183,069
Monsanto Co.	76,092	4,226,911
PPG Industries, Inc.	49,562	3,378,146
Praxair, Inc.	93,728	4,138,091
Rohm & Haas Co.	64,689	2,861,194
Sigma-Aldrich Corp.	20,234	1,223,348
		54,177,238
Construction Materials 0.0%
Vulcan Materials Co.	29,931	1,634,532
Containers & Packaging 0.2%
Ball Corp.	32,424	1,426,008
Bemis Co., Inc.	31,330	911,390
Pactiv Corp.*	43,349	1,096,296
Sealed Air Corp.*	24,636	1,312,360
Temple-Inland, Inc.	16,331	1,117,040
		5,863,094
Metals & Mining 0.7%
Alcoa, Inc.	251,051	7,888,022
Allegheny Technologies, Inc.	27,879	604,138
Freeport-McMoRan Copper & Gold, Inc. "B"	51,390	1,964,640
Newmont Mining Corp.	127,900	5,680,039
Nucor Corp.	45,718	2,392,880
Phelps Dodge Corp.	27,137	2,684,392
United States Steel Corp.	32,192	1,649,840
		22,863,951
Paper & Forest Products 0.5%
Georgia-Pacific Corp.	74,532	2,793,459
International Paper Co.	140,362	5,895,204
Louisiana-Pacific Corp.	31,991	855,439
MeadWestvaco Corp.	59,093	2,002,662
Weyerhaeuser Co.	69,064	4,642,482
		16,189,246
Telecommunication Services 3.3%
Diversified Telecommunication Services 3.0%
ALLTEL Corp.	87,436	5,137,739
AT&T Corp.	235,048	4,480,015
BellSouth Corp.	528,307	14,681,652
CenturyTel, Inc.	38,755	1,374,640
Citizens Communications Co.	96,605	1,332,183
Qwest Communications International, Inc.*	523,081	2,322,480
SBC Communications, Inc.	954,848	24,606,433
Sprint Corp.	419,217	10,417,542
Verizon Communications, Inc.	797,452	32,304,780
		96,657,464
Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. "A"*	320,025	9,600,750
Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	40,118	790,726
Ameren Corp.	56,119	2,813,807
American Electric Power Co.	114,215	3,922,143
CenterPoint Energy, Inc.	91,368	1,032,458
Cinergy Corp.	52,136	2,170,422
Consolidated Edison, Inc.	69,616	3,045,700
DTE Energy Co.	50,103	2,160,942
Edison International	93,990	3,010,500
Entergy Corp.	64,409	4,353,404
Exelon Corp.	190,538	8,397,010
FirstEnergy Corp.	95,195	3,761,155
FPL Group, Inc.	53,447	3,995,163
PG&E Corp.*	115,747	3,852,060
Pinnacle West Capital Corp.	26,996	1,198,892
PPL Corp.	52,724	2,809,135
Progress Energy, Inc.	71,250	3,223,350
Southern Co.	212,988	7,139,358
TECO Energy, Inc.	57,888	888,002
TXU Corp.	69,125	4,462,710
Xcel Energy, Inc.	115,337	2,099,133
		65,126,070
Gas Utilities 0.1%
KeySpan Corp.	46,975	1,853,164
Nicor, Inc.	12,937	477,893
NiSource, Inc.	77,166	1,757,841
Peoples Energy Corp.	11,057	485,955
		4,574,853
Multi-Utilities 0.8%
AES Corp.*	195,750	2,675,903
Calpine Corp.*	139,793	550,784
CMS Energy Corp.*	55,549	580,487
Constellation Energy Group, Inc.	51,387	2,246,126
Dominion Resources, Inc.	95,318	6,456,841
Duke Energy Corp.	270,632	6,855,109
Dynegy, Inc. "A"*	114,561	529,272
Public Service Enterprise Group, Inc.	68,473	3,544,847
Sempra Energy	66,890	2,453,525
		25,892,894
Total Common Stocks (Cost $2,842,589,920)		3,250,816,249
	Principal Amount ($)	Value ($)

US Government Backed 0.1%
US Treasury Bill, 2.18%**, 3/24/2005 (c) (Cost $2,298,740)	2,310,000	2,298,740
	Shares	Value ($)

Cash Equivalents 0.3%
Cash Management Fund Institutional, 1.99% (b) (Cost $11,761,759)	11,761,759	11,761,759
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,856,650,419) (a)	99.8	3,264,876,748
Other Assets and Liabilities, Net	0.2	6,873,222
Net Assets	100.0	3,271,749,970

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $3,057,397,400. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $207,479,348. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $657,014,331 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $449,534,983.

(b) Cash Management Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) At December 31, 2004, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/17/2005	69	20,476,342	20,936,325	459,983

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $2,844,888,660)	$ 3,253,114,989
Investment in Cash Management Fund Institutional (cost $11,761,759)	11,761,759
Total investments in securities, at value (cost $2,856,650,419)	3,264,876,748
Receivable for investments sold	2,799,297
Dividends receivable	4,244,092
Interest receivable	33,371
Other assets	7,490
Total assets	3,271,960,998
Liabilities
Payable for daily variation margin on open futures contracts	24,142
Accrued investment advisory fee	147,069
Other accrued expenses and payables	39,817
Total liabilities	211,028
Net assets	$ 3,271,749,970

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 64,938,190
Interest — Cash Management Fund Institutional	271,117
Interest	30,441
Total income	65,239,748
Expenses: Investment advisory fee	1,568,061
Auditing	52,284
Legal	22,607
Trustees' fees and expenses	133,314
Other	116,325
Total expenses, before expense reductions	1,892,591
Expense reductions	(239,911)
Total expenses, after expense reductions	1,652,680
Net investment income (loss)	63,587,068
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(86,535,373)
Futures	3,294,344
(83,241,029)
Net unrealized appreciation (depreciation) during the period on: Investments	341,463,622
Futures	(469,142)
340,994,480
Net gain (loss) on investment transactions	257,753,451
Net increase (decrease) in net assets resulting from operations	$ 321,340,519

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 63,587,068	$ 50,560,305
Net realized gain (loss) on investment transactions	(83,241,029)	(74,513,724)
Net unrealized appreciation (depreciation) during the period on investment transactions	340,994,480	804,144,295
Net increase (decrease) in net assets resulting from operations	321,340,519	780,190,876
Capital transactions in shares of beneficial interest: Proceeds from capital invested	725,100,249	657,061,132
Subscriptions in-kind	—	193,116,766
Redemptions in-kind	—	(349,053,097)
Value of capital withdrawn	(1,034,387,968)	(369,650,419)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(309,287,719)	131,474,382
Increase (decrease) in net assets	12,052,800	911,665,258
Net assets at beginning of period	3,259,697,170	2,348,031,912
Net assets at end of period	$ 3,271,749,970	$ 3,259,697,170

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,272	3,260	2,348	2,961	7,089
Ratio of expenses before expense reductions (%)	.06	.05	.05	.05	.06
Ratio of expenses after expense reductions (%)	.05	.05	.05	.05	.06[a]
Ratio of net investment income (loss) (%)	1.97	1.74	1.56	1.29	1.18
Portfolio turnover rate (%)	7	8[b]	19	9[b]	28
Total investment return (%)[c,d]	10.79	28.50	(22.02)	—	—

[a] Effective March 15, 2000, the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.

[b] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[c] Total investment return would have been lower had certain expenses not been reduced.

[d] Total investment return for the Portfolio was derived from the performance of the Institutional Class of Scudder Equity 500 Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

The Scudder Equity 500 Index Portfolio (the "Portfolio") (formerly Equity 500 Index Portfolio) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $220,751,781 and $455,245,150, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG. For its services as Administrator, ICCC does not receive a fee.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio. The Advisor waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

In addition, for the year ended December 31, 2004, the Advisor maintained the annualized expenses of the Portfolio at not more than 0.05% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor waives its fees may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2004, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $211,125 and the amount charged aggregated $1,356,936, which was equivalent to an annual effective rate of 0.04% of the Portfolio's average net assets.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $982 and $1,593, respectively.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Line of Credit

The Portfolio and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Reductions

For the year ended December 31, 2004, the Advisor had agreed to reimburse the Fund $28,786, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Equity 500 Index Portfolio and Holders of Beneficial Interest in Scudder Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Trustees and Officers

The following are the Trustees and Officers for the Scudder Equity 500 Index Portfolio.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		54
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001), Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		56
S. Leland Dill 3/28/30 Trustee since 1991	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Trustee since 1991	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	54
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	137
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[5] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Philip Gallo[5] (1962) 8/2/62 Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Equity 500 Index Portfolio of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASPIX	SCPIX
Fund Number	201	301
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Equity 500 Index
Portfolio has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER EQUITY 500 INDEX PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
    December 31,  to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $49,500         $185          $4,200               $0
--------------------------------------------------------------------------------
2003              $45,700        $1,237         $4,000               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table shows the amount of fees  billed by PWC to Deutsche  Asset
Management,  Inc.  ("DeAM"  or  the  "Adviser"),  and  any  entity  controlling, controlled  by or under common  control  with DeAM  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
        Fiscal      Fees Billed to           Billed to           Fees Billed
        Year           Adviser and           Adviser and        to Adviser and
        Ended        Affiliated Fund       Affiliated Fund      Affiliated Fund
      December 31,  Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                 $431,907                   $0                    $0
--------------------------------------------------------------------------------
2003                 $538,457                   $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to        Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                    to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
  December 31,       (A)            (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004                $4,200          $0             $253,272         $257,472
--------------------------------------------------------------------------------
2003                $4,000          $0            $3,967,000       $3,971,000
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeAM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Equity 500 Index Portfolio

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Equity 500 Index Portfolio

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005